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                                                               EXHIBIT 10.22

                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT (this "Agreement") is dated as of November
                                          ---------
24, 1998, between Fresh Enterprises, Inc., a California corporation
(the "Company"), and Louis A. Siracusa (the "Consultant").
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                                    RECITALS
                                    --------

         WHEREAS, the Company and its subsidiaries ("Subsidiaries") are engaged
                                                     ------------
primarily in the business of operating and franchising quick service restaurants (the "Business");
                  --------

         WHEREAS, Consultant is familiar with the administration and management of the Business;

         WHEREAS, Consultant, during the course of his engagement by the Company, will receive confidential information and trade secrets of the Company and its Subsidiaries; and

         WHEREAS, the Company desires to retain and Consultant wishes to offer Consultant's consulting services to the Company in connection with the Company's business and serve as the Chairman of the Company's Board of Directors (the "Board") on the terms and conditions set forth below;
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                                    AGREEMENT
                                    ---------

         NOW THEREFORE, in consideration of the foregoing and the mutual promises and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.   Consulting Arrangement.
              -----------------------

              (a) Consulting Services. The Company hereby engages Consultant
                  -------------------
to serve as the Chairman of the Board ("Chairman") and, in such capacity,
                                        --------
provide services as a consultant to the Company as contemplated by this Agreement, and Consultant hereby agrees to serve as Chairman and to provide such consulting services and to comply with the other provisions of this Agreement, upon the terms and subject to the conditions hereinafter set forth. In his rendering of consulting services for the benefit of the Company hereunder, Consultant shall from time to time provide the Company and the Board with such advice or services as either may reasonably request in connection with the business and operations of the Company or Subsidiary, including (x) performing the services customarily performed by a chairman of a board of directors and (y) traveling in connection with the Company's business (at the Company's expense) as the Company may reasonably request. Consultant shall hold himself available at reasonable times and on reasonable notice to render such consulting and advisory services as may be assigned to him by the Company or its Board during the term of this Agreement.

              (b) Term. Consultant hereby agrees to provide the consulting
                  ----
services contemplated by Section 1(a) of this Agreement (the "Consulting
                                                              ----------
Services"), and the Company hereby agrees to retain Consultant to provide such
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services, for a term commencing on the date hereof and ending on a date that is one (1) year from the date thereof (the "Expiration Date"),
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unless extended or sooner terminated by either party as hereinafter provided
(the "Engagement Period"). During the Engagement Period, the Consulting
      -----------------
Services rendered by Consultant shall not be less than an average of 150 hours for each quarter. This Agreement may be renewed by either party hereto for successive annual periods by delivering a signed, written notice 90 days' prior to the commencement of a renewal period to the other party, subject to the consent in writing of such other party. If the Company terminates the Engagement Period pursuant to Section 3(a)(i) hereof, at the Company's option, Consultant shall, at reasonable times and on reasonable notice, continue to render the Consulting Services until the Expiration Date; provided, however, such Consulting Services to be rendered by Consultant shall not exceed 10 hours for each quarter. The period beginning after the termination of the Engagement Period and ending on the Expiration Date shall be hereinafter referred to as the "Remainder Period."
 ----------------

              (c) Compensation During the Engagement Period. In consideration
                  -----------------------------------------
of the full and faithful performance by the Consultant of his obligations hereunder during the Engagement Period and subject to the terms and conditions set forth herein, the Company shall pay the Consultant compensation at the rate of $18,750 per quarter from the date hereof through the last day of the Engagement Period.

              (d) Compensation During the Remainder Period. In consideration of
                  ----------------------------------------
the full and faithful performance by the Consultant of his obligations hereunder during the Remainder Period and subject to the terms and conditions set forth herein, the Company shall pay the Consultant compensation at the rate of $1,000 per day.

              (e) Compensation Following the Remainder Period. If Consultant
                  -------------------------------------------
serves on the board of directors of the Company or any Subsidiary for any period (the "Director Period") following the termination of the Engagement
             ---------------
Period and Remainder Period, if any, Consultant shall be reimbursed for reasonable travel expenses incurred by Consultant in attending such meeting.

              (f) Method of Payment.  All sums payable to Consultant under this
                  -----------------
 Agreement shall be remitted to Consultant quarterly in advance.

              (g) Expenses. The Company shall reimburse Consultant for all
                  --------
expenses necessarily and reasonably incurred by Consultant in connection with the business of the Company, against presentation of proper receipts or other proof of expenditure, subject to the prior approval of the Chief Executive Officer of the Company and in accordance with the Company's established travel policy as set from time to time.

         2.   Independent Contractor. The status of Consultant with respect to
              ----------------------
the Company shall be as an independent contractor and the parties hereto shall construe this Agreement and conduct their relationship with each other consistently with the rules and regulations governing Consultant's status as an independent contractor.

         3.   Termination.
              ------------

              (a) Termination Events.  The Engagement Period shall terminate
                  ------------------
upon the first to occur of the following events:

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                  (i)  Termination by the Company.
                       --------------------------

                       (A) The Consultant agrees that the Engagement Period may
                  be terminated pursuant to this Section 3(a)(i)(A) without regard to (i) any general or specific policies of the Company relating to the termination of its independent contractors or
                  (ii) any statements made to the Consultant pertaining to the Consultant's relationship with the Company. Notwithstanding anything to the contrary contained herein, including in Sections 1(b) or 1(c) hereof, the Engagement Period is not for any specified term and may be terminated by the Company at any time, for any reason, without cause, without liability except with respect to the payments provided for by Section 3(d) herein;

                      (B) The Consultant agrees that the Engagement Period may
                  be terminated pursuant to this Section 3(a)(i)(B) due to "just cause." For purposes of this Agreement, "just cause" shall be defined and limited to mean: (i) Consultant's willful refusal, after written notice thereof (and after a reasonable time following such written notice to cure any failure to perform specific duties as set forth herein), to perform specific directives of the Board of Directors which are consistent with the scope and nature of Consultant's duties and responsibilities as set forth herein (ii) Consultant's (aa) conviction or the entry of a pleading of guilty or nolo contendere by the Consultant for, a felony or any crime involving moral turpitude, fraud, or misrepresentation, (bb) conviction or the entry of a pleading of guilty or nolo contendere by the Consultant for an act of theft, larceny embezzlement, fraud or material intentional misappropriation from or with respect to the Company, (cc) dishonest statements or intentional misrepresentations to the Board of Directors or (dd) breach of his fiduciary duties under California law as an officer of the Company; provided, however, that any decision to terminate Consultant for "just cause" pursuant to this Section 3(a)(i)(B) shall require the approval of the holders of the Company's Series A Convertible Preferred Stock pursuant to Section 6(c)(ix) of the Company's Certificate of Determination for the Series A Convertible Preferred Stock and (ii) a majority of the directors on the Board.

                  (ii) End of Term. The Expiration Date occurs.
                       -----------

              (b) Notice; Effectiveness of Termination. If the Engagement
                  ------------------------------------
Period is terminated pursuant to Sections 3(a)(i)(A) or (B), the Company shall provide written notice to the Consultant that the Company no longer desires to engage the services of the Consultant; provided, however, if the Engagement Period is terminated pursuant to Section 3(a)(i)(B), such written notice may not be delivered until such termination is approved in accordance with the provisions contained in Section 3(a)(1)(B). The written notice of termination to be delivered pursuant to Section 3(a)(i) shall set forth the date such termination shall become effective, which date, with respect to terminations pursuant to Section 3(a)(i)(A) only, shall, in no event, be lass than 15 days from the date such notice is delivered. For terminations pursuant to Section

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3(a)(i)(B), the date for effectiveness of termination set forth in the written notice of termination may be the same as the date of delivery of such written notice of termination. "Date of Termination" shall mean: (x) if the Engagement
                        -------------------
Period is terminated pursuant to Section 3(a)(i)(A) or (B), hereof, the date set forth in the written notice of termination given by the Company to the Consultant or (y) if the Engagement Period is terminated pursuant to Section 3(a)(ii) hereof, the Expiration Date.

              (c) Termination Obligations.
                  ------------------------

                  (i) The Consultant hereby acknowledges and agrees that all personal property and equipment furnished to or prepared by the Consultant in the course of or incident to his consulting relationship with the Company belongs to the Company and shall be promptly returned to the Company upon termination of the Engagement Period. "Personal property" includes,
                                   -----------------
              without limitation, all books, manuals, records, reports, notes, contracts, lists, blueprints, and other documents, or materials, or copies thereof (including computer files), and all other proprietary information relating to the business of the Company or any Subsidiary. Following termination of the Engagement Period, the Consultant will not retain any written or other tangible material containing any proprietary information of the Company or any Subsidiary.

                  (ii) Unless otherwise expressly stated herein, the
              representations and warranties contained herein and the Consultant's obligations under Sections 3(c)(i), 4, 5 and 13 shall survive termination of the Engagement Period.

              (d) Compensation upon Termination. Upon termination of this
                  -----------------------------
Agreement, Consultant shall receive the unpaid balance of his salary through the last day of the quarter in which such Date of Termination occurs; provided, however, that (i) if Consultant's engagement hereunder is terminated pursuant to Section 3(a)(i)(B), all options to acquire shares of capital stock of the Company prior to such termination date which shall not have vested prior to such termination date, shall be forfeited by Consultant in a manner consistent with the terms of the option agreement for such options attached hereto as Exhibit A (the "Option Agreement") and (ii) if Consultant's engagement
---------       ----------------
hereunder is terminated pursuant to Section 3(a)(i)(A), all options to acquire shares of capital stock of the Company prior to such termination date which shall not have vested as of the next vesting date as set forth in Consultant's option agreement, shall be forfeited by Consultant in a manner consistent with the terms of the Option Agreement. Upon termination of this Agreement pursuant to Section 3(a)(iii).

         4.   Confidentiality and Non-Solicitation Covenants.
              ----------------------------------------------

              (a) Acknowledgements. Consultant acknowledges and agrees that (i)
                  ----------------
the services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary and intellectual character and (ii) the provisions of this Section 4 are reasonable and necessary to protect the Company's Confidential Information (as defined below) and trade secrets.

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              (b) Confidentiality. Consultant has had, and during the
                  ---------------
Engagement Period will have, access to confidential information and trade secrets of the Company and its Subsidiaries (the "Confidential Information")
                                                  ------------------------
including, among other things: (i) financial information, such as the earnings, assets, debts, prices, pricing structure, volumes of purchases or sales or other financial data of the Company and its Subsidiaries, whether relating to the Company or any Subsidiary generally, or to particular Company products, services, geographic areas, or time periods; (ii) supply and services information, such as goods and services used in the business of the Company or any Subsidiary, names and addresses of the suppliers of the Company and its Subsidiaries, terms of supply or service contracts of the Company and its Subsidiaries, or of particular transactions, or related information about potential suppliers, to the extent that such information is not generally known to the public, and to the extent that the combination of suppliers or use of a particular supplier, though generally known or available, yields advantages to the Company or any Subsidiary, the details of which are not generally known;
(iii) marketing information, such as details about on-going or proposed marketing programs or agreements by or on behalf of the Company or any Subsidiary, sales forecasts or results of marketing efforts or information about impending transactions, including information concerning possible locations for a new Company or Subsidiary business location; (iv) personnel information, such as employee compensation or other terms of employment; (v) customer information, such as any compilation of past, existing or prospective customers, customers' proposals or agreements between customers and the Company or any Subsidiary, status of customers' accounts or credit, or related information about actual or prospective customers; (vi) product information, including, but without by way of limitation, recipes, and baking information; and (vii) the procedures, systems, policies and processes of operation of the Company and its Subsidiaries. Consultant acknowledges and agrees that all Confidential Information known or obtained by Consultant, whether before or after the date hereof, is the exclusive property of the Company. Therefore, Consultant shall at all times during the Engagement Period and thereafter hold in strictest confidence any and all Confidential Information that may have come or may come into Consultant's possession or within Consultant's knowledge. Consultant agrees that neither he nor any person or entity, directly or indirectly, controlled by or under common control with the Consultant
(an "Affiliate") will for any reason, except in the course of performing his
     ---------
duties hereunder with the Company's express written consent, for himself or any other person, use or disclose to anyone, exclusive of Company employees, agents, or independent consultants to the Company or any of its subsidiaries or Affiliates of the Company, any Confidential Information, whether Consultant has such information in Consultant's memory or embodied in writing or other physical form; provided, however, that Consultant may disclose Confidential
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Information which (i) have become generally available to the public other than as a result of a breach of this Agreement by Consultant or (ii) Consultant is compelled to disclose pursuant to an order by a court of competent jurisdiction, provided, that, if Consultant is so required to disclose any Confidential Information by court order, Consultant shall provide advance written notice to the Company to allow the Company to seek an appropriate protective order therefor. Consultant agrees that, upon termination of the Engagement Period, all Confidential Information in his possession or control that is in written, electronic or other tangible form (together with all copies or duplicates thereof, including computer files) shall be returned to the Company and shall not be retained by Consultant or furnished to any third party, in any form.

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              (c) Non-Solicitation. In addition, Consultant hereby agrees that
                  ----------------
during the period beginning on the date hereof and ending upon the first anniversary of the later to occur of (i) the Expiration Date or (ii) the termination of the Director Period, Consultant will not, and will cause his Affiliates not to, directly or indirectly, solicit or hire for employment any person who was employed by the Company or any Subsidiary at any time within one year prior to the time of the act of solicitation.

              (d) Exclusivity. Consultant hereby agrees that during the period
                  -----------
beginning on the date hereof and ending upon the first anniversary of the later to occur of (i) the Expiration Date or (ii) the termination of the Director Period, Consultant will not directly or indirectly (i) become a stockholder, director, officer, agent, partner or employee of, or otherwise hold any ownership interest in, any person, firm or entity engaged in any Competitive Business (as defined below), engage as a sole proprietor in any Competitive Business, act as a consultant to or assist any of the foregoing or otherwise engage or participate in any Competitive Business, (ii) solicit, divert or take away, or attempt to divert or to take away, the business or patronage of any of the clients, customers or accounts, or prospective clients, customers or accounts, of the Company or any Subsidiary which were contacted, solicited or served by Consultant while employed by the Company or any Subsidiary or learned of by Consultant as a result of his employment by the Company or any Subsidiary, (iii) interfere in any manner in the relationships between the Company or any Subsidiary and its supplier or (iv) disparage the Company or any Subsidiary, or any of their respective shareholders, directors, officers, employees or agents; provided, however, that the foregoing shall not prohibit
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the ownership by Consultant of less than three percent (3%) of the outstanding shares of the stock of any corporation engaged in any Competitive Business, which shares are regularly traded on a national securities exchange or in any over-the-counter market. For the purpose hereof, "Competitive Business" means the ownership, operation, development, franchise or management of Mexican quick service restaurants within the United States that compete with the Company or any Subsidiary in theme, menu or design at the time of termination of this Agreement. Consultant further agrees that, during a one (1) year period following the termination of this Agreement, Consultant shall, within ten days after accepting any employment, whether as an employee, director, consultant or advisor, advise the Company of the identity and contact information of any employer of Consultant. Consultant agrees that the Company may, in the event that the Company reasonably believes that Consultant's new employment may violate the terms of this Section 4, serve notice upon each such employer that the Consultant is bound by this Agreement and furnish each such employer with a copy of this Agreement or relevant portions thereof. The Company agrees not to disparage Consultant during the term of this Agreement.

         5.   Injunctive Relief and Enforcement. In the event of breach by
              ---------------------------------
Consultant of the terms of Sections 3(c)(i) or 4, the Company shall be entitled to institute legal proceedings to obtain damages for any such breach, or to enforce the specific performance of this Agreement by Consultant and to enjoin Consultant from any further violation of Sections 3(c)(i) or 4 and to exercise such remedies cumulatively or in conjunction with all other rights and remedies provided by law. Consultant acknowledges, however, that the remedies at law for any breach by him of the provisions of Sections 3(c)(i) or 4 may be inadequate. In addition, in the event that any of the agreements in Sections 3(c)(i) or 4 shall be determined by any court of competent jurisdiction to be unenforceable by reason of extending for too great a period of time or over too great a geographical area or by reason of being too extensive in any other respect, it shall be interpreted to extend over the maximum period of time for which it may be enforceable and to the maximum extent in all other respects as to which it may be enforceable, and enforced as so interpreted, all as determined by such court in such action.

         6.   Notice. For the purposes of this Agreement, notices, demands and
              ------
all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered when transmitted by telecopy with receipt confirmed, or one day after delivery to an overnight air courier guaranteeing next day delivery, addressed as follows:

         If to Consultant:          Louis A. Siracusa
                                    2392 Waipua
                                    Paia, HI 96779

         If to the Company:         Fresh Enterprises, Inc.
                                    850 Hampshire Road, Suite S
                                    Westlake Village, CA 91361
                                    Attention:  President

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         7.   Severability. The invalidity or unenforceability of any provision
              ------------
or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect; provided, however, that if any one or more of the terms contained in
        --------  -------
Section 3(c)(i) or 4 hereto shall for any reason be held to be excessively broad with regard to time, duration, geographic scope or activity, that term shall not be deleted but shall be reformed and constructed in a manner to enable it to be enforced to the extent compatible with applicable law.

         8.   Assignment. This Agreement may not be assigned by Consultant, but
              ----------
may be assigned by the Company to any successor to its business and will inure to the benefit and be binding upon any such successor.

         9.   Counterparts. This Agreement may be executed in several
              ------------
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         10.  Headings.  The headings contained herein are for reference
              --------
purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         11.  Choice of Law. This Agreement shall be construed in accordance
              -------------
with and governed by the laws of the State of California (giving effect to its choice of law principles), except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

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         12.  Arbitration. Notwithstanding anything herein to the contrary, in
              -----------
the event that there shall be a dispute among the parties arising out of or relating to this Agreement, or the breach thereof, the parties agree that such dispute shall be resolved by final and binding arbitration in Los Angeles, California, administered by AAA, in accordance with AAA's Commercial Arbitration Rules then in effect. Depositions may be taken and other discovery may be obtained during such arbitration proceedings to the same extent as authorized in civil judicial proceedings. Any award issued as a result of such arbitration shall be final and binding between the parties thereto, and shall be enforceable by any court having jurisdiction over the party against whom enforcement is sought. The fees and expenses of such arbitration (including reasonable attorneys' fees) or any action to enforce an arbitration award shall be paid by the party that does not prevail in such arbitration.

         13.  Limitation on Liabilities. If the Consultant is awarded any
              -------------------------
damages as compensation for any breach or action related to this Agreement, a breach of any covenant contained in this Agreement (whether express or implied by either law or fact), or any other cause of action based in whole or in part on any breach of any provision of this Agreement, such damages shall be limited to contractual damages and shall exclude (i) punitive damages and
(ii) consequential and/or incidental damages (e.g., lost profits and other
                                              ----
indirect or speculative damages). The maximum amount of damages that the Consultant may recover for any reason shall be the amount equal to any amounts owed (but not yet paid) to the Consultant pursuant to this Agreement through the applicable Date of Termination.

         14.  Entire Agreement. This Agreement contains the entire agreement
              ----------------
arid understanding between the Company and Consultant with respect to the engagement of Consultant by the Company as contemplated hereby, and no representations, promises, agreements or understandings with respect to the subject matter contained herein, written or oral, not herein contained shall be of any force or effect. This Agreement shall not be amended or modified, and no waiver of any provision of this Agreement shall be effective, unless such amendment, modification or waiver is set forth in writing and signed by both Consultant and the Company.

         15.  Consultant's Acknowledgment. Consultant acknowledges (a) that he
              ---------------------------
has consulted with or has had the opportunity to consult with independent counsel of his own choice concerning this Agreement and has been advised to do so by the Company, and (b) that he has read and understands the Agreement, is fully aware of the legal effect, and has entered into it freely based on his own judgment.

                            [Signature page follows.]

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

         IN WITNESS WHEREOF, the parties have executed this Consulting Agreement as of the date and year first above written.

                                        FRESH ENTERPRISES, INC.

                                        By:     /s/ Frank M. Vest, Jr.
                                              _________________________________

                                                   Frank M. Vest, Jr.
                                        Name: _________________________________

                                                       Secretary
                                        Title:_________________________________

                                        CONSULTANT

                                              /s/ Louis A. Siracusa
                                        _______________________________________
                                        Louis A. Siracusa

                                      -9-